Exhibit 10.1

COMMITMENT AND ACCEPTANCE

This Commitment and Acceptance (this “Commitment and Acceptance”), dated as of September 21, 2026 (the “Increase Date”), is entered into by and among Millrose Properties, Inc., a Maryland corporation (the “Borrower”), Millrose Properties SPE LLC, a Delaware limited liability company (“Millrose Properties SPE”), MPSAB, LLC, a Delaware limited liability company (together with Millrose Properties SPE, the “Guarantors”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and Flagstar Bank, N.A., as a New Lender (the “Accepting Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 25, 2026, among the Borrower, the Administrative Agent, the Lenders that are parties thereto and the Issuing Banks party thereto (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 5, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower desires to request, and the Guarantors, the Administrative Agent and the Accepting Lender desire to approve and deem acceptable, a Revolving Facility Increase. In connection with such Revolving Facility Increase, the Borrower, the Guarantors, the Administrative Agent and the Accepting Lender hereby agree as follows:

1. UPSIZE.

(a) Pursuant to Section 2.18 of the Credit Agreement, the Borrower hereby (1) requests, effective as of the Increase Date, an increase in the Aggregate Revolving Commitment of $50,000,000 from $1,335,000,000 to $1,385,000,000 (the “Facility Increase”) and (2) approves the Accepting Lender as a New Lender under the Revolving Credit Facility. Each Guarantor hereby consents to the Facility Increase.

(b) Pursuant to Section 2.18 of the Credit Agreement, the Administrative Agent hereby deems the Accepting Lender acceptable as a New Lender.

(c) Attached hereto as Schedule 1 is a new Schedule 1 to the Credit Agreement.

2. ACCEPTING LENDER’S COMMITMENT. Effective as of the Increase Date, the Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have (subject to the provisions of Section 2.18 of the Credit Agreement) all of the rights and obligations of a Lender thereunder, agrees to be bound by the terms and provisions thereof and shall thereupon have a Revolving Commitment under and for purposes of the Credit Agreement in an amount equal to the amount set forth opposite the Accepting Lender’s name on the signature pages hereof.

3. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. The Accepting Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (iv) if it is a Foreign Lender, attached to this Commitment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no Default or Event of Default exists or would exist after giving effect to the Facility Increase hereunder, (b) after giving effect to the Facility Increase hereunder, the Aggregate Facilities Amount shall not exceed the Aggregate Credit Facility Limit, (c) all financial covenants set forth in Section 7.27 would be satisfied on a pro forma basis for the most recent determination period, assuming that the Loans outstanding on the date of effectiveness of the Facility Increase hereunder had been outstanding on the last day of such determination period and (d) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date (provided that any representation and warranty that is qualified as to materiality, material adverse effect or similar language shall be true and correct as of such date).

5. CONDITIONS TO EFFECTIVENESS. This Commitment and Acceptance shall become effective upon the Increase Date, subject to satisfaction of the following conditions:

(a) the Administrative Agent shall have received this Commitment and Acceptance, executed by the Borrower, the Guarantors and the Accepting Lender;

(b) if requested at least one (1) day prior to the Increase Date, the Accepting Lender shall have received a Note pursuant to Section 2.11 of the Credit Agreement payable to the Accepting Lender;

(c) the Borrower having furnished to the Administrative Agent and the Accepting Lender written opinions of (A) Akin Gump Strauss Hauer & Feld LLP, counsel to the Borrower and the Guarantors, and (B) Venable LLP, special Maryland counsel to the Borrower, in each case addressed to the Administrative Agent and the Accepting Lender in form and substance reasonably satisfactory to the Administrative Agent;

(d) The Borrower shall have paid to the Administrative Agent (i) to the extent required under Section 10.7(a)(i) of the Credit Agreement, for the account of the Administrative Agent and its Affiliates, all expenses due and payable on or before the Increase Date and (ii) for the account of the Accepting Lender, the fee separately agreed to by the Borrower on the Increase Date; and

(e) the Accepting Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the PATRIOT Act, that has been requested prior to the Increase Date.

6. ACKNOWLEDGEMENT AND AFFIRMATION. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Commitment and Acceptance, its obligations under the Loan Documents (including the Guaranty Agreement) executed by the Borrower or such Guarantor, as applicable, and (iii) after giving effect to this Commitment and Acceptance, acknowledges its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

7. GOVERNING LAW. THIS COMMITMENT AND ACCEPTANCE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING UPON, ARISING OUT OF OR RELATING TO THIS COMMITMENT AND ACCEPTANCE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

BORROWER:

MILLROSE PROPERTIES, INC.

By:	/s/ Rachel Presa
Name: Rachel Presa
Title: General Counsel and Secretary

GUARANTORS:

MILLROSE PROPERTIES SPE LLC

By: Millrose Properties, Inc., its sole member

By:	/s/ Rachel Presa
Name: Rachel Presa
Title: General Counsel and Secretary

MPSAB, LLC

By: Millrose Properties SPE LLC, its sole member

By: Millrose Properties, Inc., its sole member

By:	/s/ Rachel Presa
Name: Rachel Presa
Title: General Counsel and Secretary

[Signature Page to Commitment and Acceptance]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[Signature Page to Commitment and Acceptance]

Revolving Commitment: $50,000,000.00

FLAGSTAR BANK, N.A.

By:	/s/ Bret Sumner
Name: Bret Sumner
Title: Senior Vice President

[Signature Page to Commitment and Acceptance]

Schedule 1

Lenders and Commitments

Revolving Credit Commitment

Revolving Lender	Revolving Credit Commitment
JPMORGAN CHASE BANK, N.A.	$225,000,000
GOLDMAN SACHS BANK USA	$225,000,000
BANK OF AMERICA, N.A.	$200,000,000
CITIBANK, N.A.	$200,000,000
MIZUHO BANK, LTD.	$200,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$200,000,000
CITIZENS BANK, N.A.	$50,000,000
FLAGSTAR BANK, N.A.	$50,000,000
THIRD COAST BANK	$35,000,000

Total	$1,385,000,000

Initial Term Loan Commitment

Initial Term Lender	Initial Term Loan Commitment
JPMORGAN CHASE BANK, N.A.	$72,000,000
BANK OF AMERICA, N.A.	$97,000,000
MIZUHO BANK, LTD.	$97,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$97,000,000
GOLDMAN SACHS BANK USA	$72,000,000
CITIZENS BANK, N.A.	$50,000,000
THIRD COAST BANK	$15,000,000

Total	$500,000,000

Letter of Credit Commitment

Issuing Bank	Letter of Credit Commitment
JPMORGAN CHASE BANK, N.A.	$50,000,000
CITIBANK, N.A.	$50,000,000
GOLDMAN SACHS BANK USA	$50,000,000
BANK OF AMERICA, N.A.	$50,000,000

Total	$200,000,000